[LIVE]

                             SIGNATURE INNS, INC.
                      250 East 96th Street, Suite 450
                        Indianapolis, Indiana 46240
                               _______________

                               PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS

                                 May 21, 1996

                               _______________

                                 INTRODUCTION


     This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") of Signature Inns, Inc. (the "Company") on or about April 12, 1996, and are being furnished in connection with management's solicitation of proxies to be used at the annual meeting of Shareholders to be held Tuesday, May 21, 1996, at the time and place and for the purposes of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying and, by this reference, constituting a part of this Proxy Statement.

     Any Shareholder who executes and returns a proxy may revoke the same at any time prior to the voting thereof by filing a written revocation with the Secretary of the Company, by submitting another duly executed proxy with a later date or by attending the meeting and requesting the return of his proxy from the Secretary prior to the vote.

     The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and facsimile transmission by directors, officers and employees of the Company without extra compensation. The Company will also reimburse brokerage houses, custodians, nominees and fiduciaries for actual expenses incurred in forwarding proxy material to beneficial owners.

     The Annual Report to Shareholders for the year ended December 31, 1995, accompanies this proxy statement.


               VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN
                    BENEFICIAL OWNERS AND MANAGEMENT HOLDERS

     Only Shareholders of record at the close of business on Tuesday, April 2, 1996, will be entitled to vote at the annual meeting. On that date, there were outstanding 7,784,327, shares of common stock of the Company. Each share of common stock is entitled to one vote with respect to each matter submitted to a vote at the meeting. Assuming that a quorum (i.e., holders of a majority of the total shares outstanding) is present at the meeting in person or by proxy, each of the matters set forth in the Notice of Annual Meeting of Shareholders shall be decided upon by an affirmative vote of the holders of record of a majority of the Shares present or represented by proxy at the meeting.

     Set forth in the following table are the beneficial holdings as of April
2, 1996, of the Company's common stock of each of the current directors of the Company and nominees for director, which group includes each person known to the Company who may be deemed to own more than 5% of the Company's common stock and all directors and officers as a group:

                    BENEFICIAL HOLDINGS OF DIRECTORS, NOMINEES,
                           AND NAMED EXECUTIVE OFFICERS
                                        Amount & Nature
    Name of                Title         of Beneficial            Percent
Beneficial Owner         Of Class         Ownership(1)            Of Class
John D. Bontreger        Common Stock     1,515,400 (2)            19.46 %
                         no par value

Mark D. Carney                "             443,000 (3)             5.69 %

Bo L. Hagood                  "             425,915 (4)             5.47 %

David R. Miller               "             299,500 (5)             3.85 %

Orus E. Weaver                "             109,710 (6)             1.41 %

George A. Morton              "             102,000 (7)             1.31%

Richard E. Shank              "              99,997 (8)             1.28%

Richard L. Russell            "              60,000 (9)             0.77%

All directors, and
Executive Officers as                     3,182,522                40.87%
a group (includes 10 persons)

<F1>
(1) Information with respect to beneficial ownership is based upon information supplied by each Shareholder.

<F2>
(2) Mr. Bontreger owns all shares in his name of record and has sole voting and investment power over such shares.

<F3>
(3) Mr. Carney owns all shares in his name of record and has sole voting and investment power over such shares.

<F4>
(4) Mr. Hagood owns all shares in his name of record and has sole voting and investment power over such shares.

<F5>
(5) Mr. Miller owns all shares in his name of record and has sole voting and investment power over such shares.

<F6>
(6) Mr. Weaver holds 108,500 shares in his name of record and has sole voting and investment power over such shares and 1,210 shares jointly with his wife with whom he shares voting and investment power over such shares.

<F7>
(7) Mr. Morton holds 62,000 shares in his name of record and has sole voting and investment power over such shares and 40,000 shares are owned by trusts of which his wife is the trustee with investment power over such shares.

<F8>
(8) Mr. Shank holds all shares as a joint tenant with his wife with whom he shares voting and investment power over all such shares.

<F9>
(9) Mr. Russell holds 25,000 shares in his name of record and has sole voting and investment power over such shares and 35,000 shares jointly with his wife with whom he shares voting and investment power over such shares.

                   OPERATING MANAGEMENT'S EQUITY COMMITMENT,
            AND MANAGEMENT'S PURCHASE OF COMMON SHARES IN APRIL 1994


     As a condition of the 1993 Bank One refinancing, as described below, "Operating Management," consisting of Messrs. Bontreger, Hagood, Carney, Miller, Martin D. Brew and Paul A. (Pat) Taylor (Executive Director of Franchising and Real Estate), were required to make a commitment to invest a minimum of $500,000 in equity capital in the Company ("Management's Equity Commitment"). Management's Equity Commitment was set forth in an Escrow Agreement dated December 16, 1993, among the Company, BOCP II and Bank One. Under the terms of that agreement, those officers severally undertook and committed (subject to the Company's compliance with applicable securities laws) to execute and deliver to the Company subscription agreements for the purchase of the Company's shares at a purchase price equal to the subscription price (namely, $ .20 per share) to be paid by public investors in a planned "Rights Offering" to Shareholders of the Company. To ensure that Management's Equity Commitment would be satisfied, the Escrow Agreement required the Management Holders to deposit with the Escrow Agent the sum of $225,000.

     In late 1993, the Company underwent a debt restructuring and refinancing, under the terms of which Bank One, Indianapolis, N.A. ("Bank One") provided $2,500,000 of "senior" debt financing, and Banc One Capital Partners II ("BOCP II") provided an additional $1,800,000 of "subordinated" debt financing, which funds were used (along with approximately $1,700,000 of funds derived from a combination of proceeds from the sale of two Company-owned hotels and from the Company's general cash reserves) to pay off, at a discount, approximately $20,000,000 of debt then owed to NBD Bank, N.A. The net effect of the 1993 Bank One refinancing was to restore the Company's solvency.

     Immediately prior to the Company's planned "Rights Offering" to its Shareholders on April 7, 1994, Operating Management performed its commitment and purchased the number of shares at the aggregate purchase prices shown on the table below:

                      PRIVATE PLACEMENT SHARES PURCHASED
                    IN APRIL 1994 BY OPERATING MANAGEMENT
                  PURSUANT TO MANAGEMENT'S EQUITY COMMITMENT
                     Number of
                    Shares Held               Number of                    Aggregate         Number of Shares
                      Before         Shares Purchased   Price for the   Held Following
Name                 Purchase        at $.20 Per Share     Shares          Purchase
----                -----------     ------------------- -------------  ----------------
John D. Bontreger    498,400           1,017,000        $203,400         1,515,400

Mark D. Carney         3,000             440,000          88,000           443,000

Bo L. Hagood             150             425,750          85,150           425,900

David R. Miller        8,250             291,250          58,250           299,500

Paul A. Taylor           100             250,500          50,100           250,600

Martin D. Brew             0             125,000          25,000           125,000
                   ---------           ---------        --------         ---------
     Total           509,900           2,549,500        $509,900         3,059,400
                   =========           =========        ========         =========


     Operating Management was required to pay in cash at the time of its purchases a total of $231,400. The $278,500 balance of the subscriptions was represented by interest-bearing, recourse promissory notes which were executed by Operating Management in favor of the Company and which recently were paid in full.

     Operating Management also was required to execute a Stock Escrow Agreement and Stock Pledge Agreement, the terms of which have been satisfied fully. Accordingly, Operating Management currently has complete beneficial ownership of and voting rights with respect to the shares set forth on the foregoing table.

                             ELECTION OF DIRECTORS

     Under the Company's Code of By-Laws, as amended, the Company's Board of Directors is divided into three separate classes of directors whose terms expire at different times, but with no term extending beyond three years. The By-Laws require that the number of directors shall not be less than two nor more than nine.

     On August 18, 1994, the Board of Directors amended the Company's Code of By-Laws to increase the number of directors from eight to nine with the ninth director being placed in the First Class of Directors with his term expiring in 1997. Stephen M. Huse was elected to fill the vacancy created by such increase. In connection with that amendment, the Board classes of directors are now organized as follows:

     Class of                       Name of                 Terms
     Directors                     Directors                Expire
     ---------                     ---------                ------
     First Class                Mark D. Carney               1997
     (Three Directors)          Stephen M. Huse
                                Richard E. Shank

     Second Class               Bo L. Hagood                 1998
     (Three Directors)          David R. Miller
                                Orus E. Weaver

     Third Class                John D. Bontreger            1996
     (Three Directors)          George A. Morton
                                Richard L. Russell


     If any of the nominees elected as directors at the 1996 Annual Shareholders' Meeting shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the person named in the proxies. Management has no reason to believe that any nominee will be unable to serve.

     The names, ages, principal occupations and tenures as director of each of the nominees, are set forth below:

                        DIRECTORS STANDING FOR ELECTION
                    FOR A THREE YEAR TERM EXPIRING MAY 1999

     Nominee and Principal
        Occupation (Age)           Office Held              Elected as Director
     ---------------------         -----------              -------------------
     John D. Bontreger,            President, Chief              3/31/78
     President, Chief              Executive Officer
     Executive Officer and         and Chairman of
     Chairman of the Board         the Board
     of Signature Inns, Inc.
     (Age 47)

     George A. Morton,             Director                      9/23/78
     Agri businessman (Age 59)

     Richard L Russell,            Director                      5/21/91
     Executive Director,
     Direct Regions National
     Retail Hardware
     Association (Age 60)

                         DIRECTORS CONTINUING IN OFFICE

Names and Principal
Occupations (Ages)             Office Held         Elected as Director         Term Expires
-------------------            -----------         -------------------         -------------
Orus E. Weaver                 Director             9/23/78                    5/16/98
Independent Life Insurance
Broker (Age 72)

Bo L. Hagood                   Vice President       11/17/93                   5/16/98
Vice President Hotel           Hotel Operations
Operations of Signature        and Director
Inns, Inc. (Age 46)

David R. Miller                Secretary and         9/23/78                   5/16/98
Secretary and Executive        Director
Director of Sales and
Marketing of Signature
Inns, Inc. (Age 54)

Mark D. Carney,                Vice President       11/17/93                   5/16/97
Vice President Finance         Finance, CFO and
and Chief Financial            Director
Officer of Signature
Inns, Inc. (Age 39)

Stephen M. Huse,               Director              8/18/94                   5/16/97
Chief Executive Officer,
Huse Food Group, Inc.
(Age 53)

Richard E. Shank,              Director              9/23/78                   5/16/97
Real Estate Broker
with Dick Shank
Real Estate
(Age 63)

                         INFORMATION CONCERNING THE
                      BOARD OF DIRECTORS AND MANAGEMENT


A.   Nominees, Directors and Offices.
     -------------------------------

     The foregoing lists of nominees and other directors constitute a complete listing of all the directors of the Company. The officers of the Company are John D. Bontreger, President and Chief Executive Officer, David R. Miller, Secretary and Executive Director of Sales and Marketing, Mark D. Carney, Vice President Finance and Chief Financial Officer, Bo L. Hagood, Vice President Hotel Operations and Martin D. Brew, Treasurer and Controller. Each member of the Board of Directors of the Company is also a member of the Board of Directors of the Company's four wholly owned subsidiaries, namely, Signature Securities Corporation, Signature Franchise Corporation, P & N Corporation and S.I.E. Corporation. David R. Miller is the President and Secretary and Martin D. Brew is the Treasurer of Signature Securities Corporation. Messrs. Bontreger, Miller and Brew are the President, Secretary and Treasurer, respectively, of Signature Franchise Corporation, P & N Corporation and S.I.E. Corporation.

B.   Family Relationships.
     --------------------

     No family relationship exists between any director or nominee for director and any other director or nominee for director or any executive officer of the Company.

C.   Other Directorships.
     -------------------

     Except for Mr. Huse, no director or nominee for director holds any directorship in any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, or which is subject to the requirements of Section 15(d) of that Act or which is a company registered as an investment company under the Investment Company Act of 1940.

D.   Certain Proceedings.
     -------------------

     No officer, director or nominee for director, no affiliate thereof and no associate thereof was a party to any proceeding or the subject of any order, judgment or decree during the past five years which would be material to an evaluation of the ability or integrity or such nominee, nor has any such person been a party to any proceeding adverse to the Company or its subsidiaries or affiliates, or has had any material interest adverse to the Company or its subsidiary or affiliates.

E.   Control Persons.
     ---------------

     Mr. Bontreger is a "control person" of the Company as defined under regulations promulgated by the Securities and Exchange Commission.

F.   Committees of the Board.
     -----------------------

     1. Audit Committee. The Audit Committee meets as deemed necessary (a) to recommend to the Board of Directors the retention, from time to time, of independent auditing firms to be engaged by the Company, subject to Shareholder ratification, (b) to coordinate the annual audit of the Company between management and the auditing firm, (c) to meet with the auditors at least two times during the year, including one meeting before the audit is commenced and one meeting following the completion of the audit and to meet at such other times as the Board of Directors, in its discretion, directs or as the Committee, itself, determines. Committee members serve one-year terms from one annual Shareholders' meeting to the next. Current members of the Audit Committee are Richard E. Shank, Chairman, and Orus E. Weaver. The Audit Committee met twice during the year ended December 31, 1995.

     2. Compensation Committee. The members of the Compensation Committee serve from year to year from one annual meeting of Shareholders to the next. The purposes and functions of the Compensation Committee are to (a) develop and recommend to the Board of Directors for approval a compensation plan for the president/chief executive officer and all other individuals within the Company who are designated as "senior management," (b) review benefit, bonus and incentive plans and other corporate perquisites on an annual basis, (c) review and recommend to the Board suggested changes in compensation to be paid to outside members of the Board, and (d) review expense reimbursement policies of the Company as they pertain to directors and management. The Compensation Committee meets as determined necessary by the Board or by the Committee. Current members of the Compensation Committee are George A. Morton, Chairman, Richard E. Russell and Stephen M. Huse. The Compensation Committee met twice during the year ended December 31, 1995.

G.   Number of Meetings.
     ------------------

     During 1995, the Board of Directors of the Company held a total of six regular scheduled and special meetings. All directors listed above attended at least 75% of those meetings.

H.   Section 16(a)Reports.
     --------------------

     There were no required filings during 1995.

I.   Officers/Directors Business Background.
     --------------------------------------

     A brief description of the business background and experience of each officer and director is as follows:


JOHN D. BONTREGER, 47              President, Chief Executive Officer and
                                   Chairman of the Board

     Mr. Bontreger has served as President, Chief Executive Officer and Chairman of the Board of Signature Inns, Inc. since the Company's inception on March 31, 1978.

DAVID R. MILLER, 54                Secretary, Executive Director of Sales and
                                   Marketing and Director

     Mr. Miller has been employed by Signature Inns, Inc. since August 1978 and has served as the Secretary (and Treasurer until May 1986) of the Company since September, 1978. Since June 1984, he has been President of Signature Securities Corporation. Since 1990, Mr. Miller has been the Executive Director of Marketing responsible for hotel room sales programs and the central reservation system.

MARK D. CARNEY, 39                 Vice President Finance, Chief Financial
                                   Officer and Director

     Mr. Carney has been employed by Signature Inns, Inc. since September 1992 as Vice-President Finance and Chief Financial Officer. Mr. Carney was previously employed with the public accounting firm KPMG Peat Marwick in its real estate, hospitality and financial institution practices. He received his CPA certification in 1982.

BO HAGOOD, 46                      Vice President Hotel Operations and Director

     Mr. Hagood has been employed by Signature Inns, Inc. since December 1980 starting as General Manager. In January 1984, he was promoted to Director of Hotel Operations and then to Vice President Hotel Operations in 1987. Mr. Hagood has been in the hospitality industry for over 20 years. Prior to Signature Inns, Mr. Hagood managed several hotels for national chains.

MARTIN D. BREW, 35                 Treasurer and Controller

     Mr. Brew has been employed by Signature Inns, Inc. since April 1986. In December 1987, Mr. Brew assumed the position of Controller and additionally, in April 1992, he began serving as Treasurer. Prior to his employment with Signature Inns, Mr. Brew worked four years with KPMG Peat Marwick. He received his CPA certification in 1985.

ORUS E. WEAVER, 72                 Director

     Mr. Weaver has been an independent life insurance broker since 1981 and previously assisted in the sale of securities of Signature Inns, Inc. in various capacities. Mr. Weaver has been a member of the National Association of Life Underwriters for almost twenty years.

GEORGE A. MORTON, 59               Director

     Mr. Morton has been part owner of Morton Farms, Inc. since 1962, and serves as Vice President and Secretary of that company. From April 1987 to January 1989, Mr. Morton served as Deputy Commissioner of Agriculture for the State of Indiana. He served as the Indiana Director of Farmers Home Administration from 1989 to 1993.

RICHARD E. SHANK, 63               Director

     Mr. Shank has been self-employed in the real estate business since 1961. Mr. Shank was an elected representative in the Indiana General Assembly for 21 years, and was a State Senator from 1976 to 1987. He served as Executive Director of the Indiana Professional Licensing Agency during 1988.

RICHARD L RUSSELL, 60              Director

     Mr. Russell has been the Executive Director, Direct Regions of the National Retail Hardware Association, and has been involved in the hardware industry for nearly thirty years. He has also served as President or director of several community and civic organizations.

STEPHEN M. HUSE, 53           Director

     Mr. Huse has been President and Chief Executive Officer, Huse Food Group, Inc., in Bloomington, Indiana, since 1986. Mr. Huse is also a director of Marsh Supermarkets, Inc., and a member of the Advisory Board of Society National Bank, Central Indiana District, Indianapolis, Indiana.



                           EXECUTIVE COMPENSATION

                     Executive Compensation Philosophy
                     ---------------------------------

     The Company believes that the primary objectives of the Company's executive compensation policies should be:

       * To attract and retain talented executives by providing compensation opportunities that are competitive with the compensation provided to executives at companies of comparable size and position, while maintaining compensation within levels that are consistent with the Company's business plan, financial objectives and operating performances;

       * To provide meaningful annual incentive opportunities for executives to work toward and achieve the Company's profit and other targets established in the Company's business plan; and

       * To align the interest of executives with those of Shareholders by providing substantial long-term incentive opportunities through stock options and other forms of stock ownership.

     The Company believes that executive compensation program should be reviewed periodically to insure its support of the Company's financial performance and its business plan. It also should be compared to practices of, and levels paid by, other companies with whom we compete for business and human resources. Our intent is not simply to copy the practices and levels of others, but rather to continually strive to have a program that takes into account factors unique to the Company and is distinguishably better in terms of its performance relatedness from the perspective of both Company results and each individual's contribution to those results.

     The Company believes that executive compensation should be comprised of (1) base compensation (2) annual (short-term) compensation (3) long -term compensation. The Company believes that base compensation is currently set at levels competitive with executives with similar responsibilities at other companies similar in size and complexity.

     The Company believes that annual incentive compensation should be utilized to retain management, provide motivation, and move the Company in a positive financial direction. Substantial incentive opportunities are provided to executives based upon the level of achievement of targeted profit goals for the company, and the level of individual responsibility and achievement.

     The Company believes that an integral part of the executive compensation programs should be long term incentive. Through equity based compensation in the form of Company stock the long-term interest of executives are aligned with those of Shareholders. Because the Company believes that significant stock ownership by management is catalyst in building Shareholder value, it will continue to utilize stock options and review and possibly use other Shareholder value related vehicles to provide long-term incentive compensation.

     The Company believes that the above philosophy furthers the interests of the Shareholders since a significant part of executive compensation is based upon obtaining results that increase the value of the Company and are beneficial to all Shareholders.

                                 Summary Compensation Table(1)
                                -----------------------------
          Name and                 Year
          Principal                Ended                 Annual Compensation
          Position                December 31          Salary ($)    Bonus ($)
          ---------               -----------          ----------    ---------
          John D. Bontreger             1995            147,833      61,685
          President & CEO               1994            141,901      77,768
                                        1993            136,250         -


          Mark D. Carney                1995             89,350      38,217
          V.P. Finance & CFO            1994             85,782      47,003
                                        1993             80,337       3,000


          Bo Hagood                     1995             89,350      38,217
          V.P. Hotel Operations         1994             85,792      47,003
                                        1993             82,212       7,787


          David R. Miller               1995             75,911      24,124
          Secretary, Executive          1994             72,795      28,487
          Director of Sales             1993             69,808       3,330
          and Marketing

<F1>
(1) Columns regarding long-term a nd all other compensation have been omitted pursuant to the instructions to Reg. Section 228.402(a), because there has been no compensation awarded to, earned by, or paid to any of the named executives required to be reported in those columns in any fiscal year covered by this Table.

     There have been no options granted to named executive officers since October 1989. There are no unexercised options held at December 31, 1995, by the executive officers named in the Summary Compensation Table.

                             Employment Contracts
                             --------------------

     The Company has employment contracts with John D. Bontreger, Bo L. Hagood, Mark D. Carney, David R. Miller, Martin D. Brew and Paul A. Taylor. The terms of the employment contracts began in December 1993 and the contracts provide for base salaries of the officers/employees, plus bonuses, as determined annually by the Company's Board of Directors. In addition, the employment contracts provide for the payment of other customary benefits, including medical, life and disability insurance premiums. The current terms of Messrs. Bontreger, Hagood and Carney's contracts expire in December 1996. The current terms of Messrs. Miller, Brew and Taylor's contracts expire in May 1996. The contracts are renewable for subsequent terms: Mr. Bontreger's for one and one-half years; Messrs. Hagood's and Carney's for one year; Messrs. Miller's, Brew's and Taylor's for six months. The contracts are not terminable by the Company except upon "just cause" as defined in the contracts.

     In the event the Company terminates an officer/employee's employment without "just cause," or in the event an officer/employee resigns "with just cause" (i.e., where the Company materially breaches the agreement), the officer/employee is entitled to receive from the Company lump sum severance payments equal to a multiple of yearly "regular compensation," as defined in the contracts. In such events, Mr. Bontreger would receive severance benefits equal to three times his "regular compensation," Messrs. Hagood, Carney and Miller would receive severance benefits equal to one time such compensation, and Messrs. Brew and Taylor would each receive severance benefits equal to one-half times such compensation.

     In the event of the termination of an employment contract by the Company "for just cause" or a resignation by an officer/employee "without just cause" the severance benefits would not be payable. In addition, in the event the Company terminates an employment contract for "just cause" or the officer/employee resigns "without just cause," the officer/employee must abide by certain restrictive, non-compete provisions for the same period as the then current term of the contract.


                           COMPENSATION OF DIRECTORS

     The following fees and expense reimbursement arrangements are effective for each member of the Board of Directors and the two Committees of the Board who is not an employee of the Company (an "Outside Director") for all meetings held on and after January 1, 1996:

     (a) Each outside Board member shall be paid a retainer of $5,400 per year, payable in quarterly installments of $1,350;

     (b) In addition to the retainer, each Outside Director shall receive a fee of $650 per Board meeting attended (other than telephonic Board meetings which are covered by the retainer);

     (c) Each Outside Director shall receive a fee of $650 for each Committee meeting which such Board member attends, unless such Committee meeting is held "in conjunction with" a Board meeting, in which event, the fee for e ach outside Board member shall be $325;

     (d) In addition, Outside Directors shall also be reimbursed for reasonable costs and expenses, including travel expenses, incurred by them in connection with their attendance at any Board or Committee meeting.

     In addition to the foregoing, directors are holders of Signature VIP cards, which entitle them and their immediate families to complimentary room accommodations at any Signature Inn hotel.


                              OTHER INFORMATION

     Except for the promissory notes executed and delivered to the Company by members of Operating Management in connection with their purchase of shares in 1994, as described above, no loans have ever been made by the Company or its subsidiaries to any officer or director of the Company.


                  PROPOSAL TO AMEND ARTICLE V AND ARTICLE VI
                OF THE ARTICLES OF INCORPORATION OF THE COMPANY

     The Board of Directors has adopted and is submitting herewith for the approval of the Shareholders an amendment to the Articles of Incorporation of the Company (the "Amendment") which would (a) increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000, and (b) decrease the number of authorized shares of Preferred Stock from 20,000,000 to 5,000,000 while revising the rights and preferences of the Preferred Stock. Each component of the Amendment is discussed below.

     Increase in Authorized Common Stock. Currently, under Article V of the Articles, the Company has authority to issue 20,000,000 shares of no-par value common stock (the "Common Stock"). The Company's shares of Common Stock do not have any preemptive rights, nor do these shares have any redemption or similar rights. There is no provision in the Articles for cumulative voting. Therefore, cumulative voting is not permitted, and each share of Common Stock, which is the only voting stock of the Company, is entitled to one vote with respect to all matters to come before the Shareholders.

     As of the date of this Proxy Statement, there were 7,784,327 shares of Common Stock outstanding, leaving 12,215,673 shares authorized but unissued. Management and the Board of Directors anticipate a need to sell additional shares in possible future private or registered public offerings and for other legitimate corporate purposes. In addition, if approved, the Company's 1996 Equity Incentive Plan will authorize the Company to grant to selected officers, employees, and directors awards of Restricted Stock Grants or Stock Options to purchase up to an aggregate of 750,000 shares of Common Stock. Accordingly, management and the Board of Directors are proposing to amend
Article V of the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000 shares.

     The types of transactions in which the shares may be issued, the nature and approximate amount of the consideration to be paid for the shares in connection with those transactions and the purposes for which the consideration will be used ultimately by the Company are not currently known and will not be ascertainable unless and until the terms of an actual transaction are formulated sometime in the future. It is impossible, therefore, to predict at this time the general effect of the increase in authorization of shares of Common Stock upon the rights of existing security holders. It is possible that some future transactions in which the authorized shares of Common Stock are actually issued could have a diluting impact upon the value and/or voting power of the shares of Common Stock currently outstanding.

     Although, the Indiana Business Corporation Law grants to the shareholders the power to authorize new shares, generally, it is the Board of Directors of the Company which has the authority to determine when, how many and on what terms shares are to be issued. The Board of Directors, in its discretion, determines the consideration (both nature and amount) for issuance of shares. Accordingly, it may be anticipated that the Shareholders will not be accorded an opportunity to vote on the particular transactions pursuant to which the additional shares of common stock ultimately will be issued, sold, or distributed. Other than as might be required under applicable state and federal law, no vote of security holders will be solicited in connection with any future issuance, sale or distribution of shares of Common Stock.

     Assuming that the Amendment is approved and that the number of authorized shares of the Company's Common Stock is increased from 20,000,000 to 50,000,000 shares, there will remain approximately 7,784,327 shares outstanding, leaving 42,215,673 shares authorized but unissued.

     The Company is not aware of any third party planning to acquire a controlling interest in the Company's common shares. However, the proposed amendment increasing the authorized number of shares of Common Stock from 20,000,000 to 50,000,000 will make available a large number of common shares which could be issued in a defense against an unfriendly take-over attempt, if management believes that to do so would be appropriate. The establishment of such a defense is not, however, the primary purpose of the proposal to increase the number of authorized shares of Common Stock.

     Decrease in Authorized Preferred Stock and Revision of Rights and Preferences of Preferred Stock. On June 16, 1993, the Articles of Incorporation of the Company were amended and restated to provide, among other matters, authority for the Company to issue up to 20,000,000 shares of Preferred Stock. The terms of the Preferred Stock, set forth in Section 7 of
Article VI of the Articles, were established in connection with, and as a condition of, the Restructuring Plan entered into at that time between the Company and NBD Bank, N.A., formerly known as Indiana National Bank (the "Bank"). The debt owed the Bank subsequently was repaid and refinanced and the Restructuring Plan superseded. The special terms applicable to the Preferred Stock are, therefore, no longer necessary or desirable.
Accordingly, the Board of Directors has unanimously adopted and submitted to the Shareholders for approval an amendment to Article VI of the Articles to decrease the number of authorized shares of Preferred Stock from 20,000,000 to 5,000,000, to eliminate all of the terms of the Preferred Stock relating to the Restructuring Plan, and to grant to the Board of Directors the authority to designate all rights and preferences of the Preferred Stock, as and when issued.

     The Board of Directors believes that the continued authorization of a reduced number of shares of Preferred Stock is in the best interest of the Company and its Shareholders and believes that it is advisable to have such shares available in connection with possible future transactions, such as financings, strategic alliances, mergers, acquisitions, possible funding of new projects and other uses not presently determinable, and as may be deemed feasible and in the best interest of the Company. In addition, the Board of Directors believes that it is desirable that the Company have the flexibility to issue shares of Preferred Stock without further Shareholder action, except as otherwise provided by law.

     If the Amendment is approved, the Preferred Stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as are determined by the Board of Directors. Thus, if the Amendment is approved, the Board of Directors would be entitled to authorize the issuance of up to 5,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the Board's sole discretion, without further authorization by the Company's Shareholders. Shareholders will not have preemptive rights to subscribe for shares of Preferred Stock.

     It is not possible to determine the actual effect of the Preferred Stock on the rights of the Shareholders of the Company until the Board of Directors determines the rights of the holders of a series of the Preferred Stock. However, such effects might include (i) restrictions on the payments of dividends to holders of the Common Stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights;
(iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock.

     The Board of Directors is required by Indiana law to make any determination to issue shares of Preferred Stock based upon its judgment as to
the best interests of the Shareholders and the Company.   Although the Board
of Directors has no present intention of doing so, it could issue shares of Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors such action would be in the best interests of the Shareholders and the Company, the issuance of shares of Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of Preferred Stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the authorized Preferred Stock could have the effect of discouraging unsolicited takeover attempts. The issuance of new Preferred Stock could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not in the best interests of the Shareholders and the Company. Such issuance of Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the Common Stock.

     While the Company may consider effecting an equity offering of Preferred Stock in the future for the purpose of raising additional working capital or otherwise, the Company, as of the date hereof, has no agreements or understandings with any third party to effect any such offering and no assurances are given that any offering will in fact be effected.

     Vote Required. Approval of the Amendment requires approval by the holders of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the annual meeting

     If the Amendment is approved, Articles V and VI of the Articles of Incorporation of the Company will read in their entirety as set forth in Exhibit A hereto.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
AMENDMENT.



                              PROPOSAL TO APPROVE
                        THE 1996 EQUITY INCENTIVE PLAN


     General. The Board of Directors has adopted and is submitting to the Shareholders for their approval a ten-year incentive plan entitled "Signature Inns, Inc. 1996 Equity Incentive Plan" (the "Plan") for directors, officers and employees of the Company and its subsidiaries. The Plan will not be put into effect unless approved by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the annual meeting.

     The Board of Directors believes that the Company's earnings performance and growth is dependent upon ensuring the best possible management. The Board of Directors further believes that the Plan will encourage equity ownership in the Company by key employees and in turn provide such individuals with further incentive and motivation to perform in the best interests of the Company and the Shareholders, and that the Plan will aid in attracting and retaining high quality employees.

     The Plan will be effective on the date the Plan is approved by the Shareholders at the annual meeting. The principal features of the Plan are summarized below. This summary is qualified by reference to the full text of the Plan which is annexed as Exhibit B to this Proxy Statement. Awards granted under the Plan may be in the form of Incentive Stock Options, Non-qualified Stock Options (Incentive Stock Options and Non-qualified Stock Options shall hereinafter be referred to as "Stock Options"), Restricted Stock Grants, or any combination thereof within the limitations set forth in the Plan. The Plan provides that, for purposes of making awards of Stock Options and Restricted Stock Grants, the Plan will remain in effect for a term of 10 years from the date of its adoption by the Board of Directors, namely, February 20, 1996 (the "Plan Term Commencement Date"). The Plan will continue in effect thereafter (i.e., beyond 10 year term for making awards) until all matters relating to the payment of awards and the administration of the Plan have been fully settled.

     The Plan is intended to supersede and replace the 1986 Signature Inns, Inc. Incentive Stock Option Plan (the "1986 Plan"), which expires on March 26, 1996, and to govern any outstanding unexercised stock options granted under the 1986 Plan. As of the date of this Proxy Statement, there are unexercised options to purchase 8,500 shares of Common Stock under the 1986 Plan at an exercise price of $1.125. All such unexercised options expire in July 1997.

     Administration. The Plan, if approved by the Shareholders, will be administered by the Compensation Committee, one of two standing committees appointed by the Board of Directors. The Compensation Committee consists of three Directors of the Company none of whom are employees of the Company or its subsidiaries. The Compensation Committee and the Plan will be required always to possess characteristics required to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The current members of the Compensation Committee are Messrs. Morton, Russell and Huse. The Compensation Committee has sole authority to administer and interpret the Plan. The Compensation Committee, within the terms of the Plan, selects eligible officers and employees to participate in the Plan, recommends the type, amount and duration of individual awards and may recommend acceleration of payments and vesting of Plan awards. The Compensation Committee shall recommend to the Board of Directors any of the foregoing matters and actions in respect of awards. The Board of Directors shall only accept or reject such recommendations, acting by affirmative vote of not less than a majority of the actual number of directors of the Company who are not employees of the Company or its subsidiaries (the "Outside Directors") serving as Directors at that time. No awards may be granted other than those recommended by the Compensation Committee.

     Shares Available. The Plan provides that the aggregate number of shares of the Company's Common Stock which may be awarded as either Stock Options or Restricted Stock Grants may not exceed 750,000 Shares subject to adjustment in certain circumstances (the "Available Shares"). At the discretion of the Compensation Committee, the Company's Common Stock delivered under the Plan may be authorized and unissued shares, treasury stock or shares purchased on the open market. Shares underlying awards that are canceled, expired, forfeited, or terminated again shall be available, in most circumstances, for the grant of additional awards within the limits provided by the Plan. The Company shall register the Available Share under the Securities Act of 1933 and any applicable state securities laws, and shall deliver a prospectus to each Participant together with all other documents required by law.

     There are other additional limits on the number of Available Shares. First, Available Shares cannot exceed 10% of the total outstanding shares of Common Stock of the Company at any time during the term of the Plan. Second, no more than 5% of the Available Shares may be awarded in the form of Restricted Stock Grants.

     Eligibility. Only full-time officers and employees of the Company and its subsidiaries will be eligible to receive the award of both Stock Options and Restricted Stock Grants under the Plan. Outside Directors are eligible only to receive awards of Restricted Stock Grants. Awards of Restricted Stock Grants to Outside Directors will be on an automatic, non-discretionary basis, upon the occasion of each election or re-election of each Outside Director, as explained under "Restricted Stock" below. Because it is within the discretion of the Compensation Committee to determine and recommend to the Board of Directors which officers and employees receive awards and the amount and type of the award received, it is not possible at the present time to determine the number of individuals to whom awards will be made under the Plan, or the amount of the awards. The executive officers of the Company named in the table under the caption "Executive Compensation" herein are among the officers who would be eligible to receive awards under the Plan.

     Stock Options. Stock Options granted under the Plan may be Incentive Stock Options or Non-qualified Stock Options. Subject to the terms and provisions of the Plan, options may be granted to officers or employees at any time and from time to time as shall be recommended by the Compensation Committee and approved by the Board of Directors as described under "Administration" above. The Compensation Committee shall have discretion in recommending to the Board the number of shares subject to options granted to each Participant. Each option grant shall be evidenced by an option agreement which shall specify the option price, the duration of the option, the number of shares to which the option pertains, the percentage of the option that becomes exercisable on specified dates in the future, and such other provisions as the Compensation Committee shall determine.

     The option price at which the Participant can exercise each Stock Option (the "Exercise Price") shall be recommended by the Compensation Committee and approved by the Board of Directors as described under "Administration" above, provided that the Exercise Price shall not be less than the Fair Market Value (as such term is defined in the Plan) per share of the Company's Common Stock at the time of the grant. No Stock Option may be granted after ten years following the Plan Term Commencement Date. All Stock Options granted under the Plan shall expire no later than ten years from the date of the grant, subject to the limitations set forth in the Plan. Any option may be exercised by payment to the Company of cash or by surrender of shares of the Company's Common Stock already owned by the grantee, or a combination of cash and such shares. Options will be evidenced by a stock option agreement in a form approved by the Compensation Committee, which may contain additional limitations, term and conditions, in addition to the restrictions set forth in the Plan, which the Compensation Committee otherwise deems desirable.

     Stock Options awarded to Employees under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each award or for each Employee. However, each Non-qualified Stock Option shall become exercisable in respect of 331/3 percent of the Shares subject to the Stock Option on the first, second and third anniversary of grant. Notwithstanding any other provision of the Plan, in no event may any Stock Option awarded under this Plan to an Employee subject to the restrictions of
Section 16 of the Exchange Act become exercisable prior to six months following the date of its award, or following the date upon which this Plan is approved by stockholders, whichever is later.

     The Plan places limitations on the exercise of options following termination of employment or in the event of death, disability or retirement or termination associated with a Change in Control (as defined in the Plan) of the Company. At the discretion of the Compensation Committee the agreement evidencing the option award may contain additional limitations upon the exercise of options, or may provide certain limited rights to exercise such options. Stock options are nontransferable except by will or in accordance with the applicable laws of descent and distribution. The granting of an option does not accord the Participant the rights of a Shareholder, and such rights accrue only after the exercise of an option and the registration of shares of Common Stock in the Participant's name.

     Restricted Stock. The Plan provides for the award of shares of Common Stock of the Company which are subject to certain restrictions provided in the Plan or otherwise determined by the Compensation Committee ("Restricted
Stock"). Restricted Stock Grants pursuant to the Plan will be represented by Common Stock certificates registered in the names of the Participants who receive such awards. Upon the award of a Restricted Stock Grant, the Participant is entitled to vote the Restricted Stock and to exercise other rights as a Shareholder of the Company, including the right to receive all dividends and other distributions paid or made with respect to the Restricted Stock. However, the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the restriction period designated by the Compensation Committee except by will or as may be determined by the Compensation Committee. Non-compliance with any of the restrictions will result in a forfeiture of the Restricted Stock. When the conditions of the Restricted Stock award established by the Compensation Committee are satisfied, the Company will deliver at the end of the restriction period stock certificates representing the shares of Common Stock which are no longer subject to any restrictions, except those restrictions required by applicable securities laws. The awards of Restricted Stock to Outside Directors shall be non-discretionary and shall be automatically granted upon the election or re-election of an Outside Director. Upon the stockholder approval of the Plan, the Compensation Committee shall grant to each Director that number of shares, rounded to the nearest whole number, equal to 500 multiplied by a fraction the numerator of which is the number of years remaining in such Director's present term, rounded to the nearest complete year, and the denominator of which is 3 (the "Initial Grants"). Additionally, each Outside Director will receive non-discretionary awards of 500 shares of Restricted Stock upon the occasion of each election or re-election of such Outside Director. The restriction period for Restricted
Stock awarded to an Outside Director shall extend to the expiration of such Outside Director's remaining term of office, in the case of an Initial Grant, or to the expiration of such Outside Director's full three-year term, in the case of an award upon the election or re-election of such Outside Director.

     Federal Income Tax Treatment. The following is a brief summary of the Federal income tax rules currently applicable to participation in the Plan. The summary is not exhaustive and does not cover any state or local tax consequences of participation in the Plan. Participants will be advised to consult their own tax advisors with respect to the consequences of their participation in the Plan.

     Income is not recognized by a Participant on receipt of an option. Upon the exercise of a Non-qualified Stock Option, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of the exercise over the exercise price paid by the Participant. The Participant's tax basis in those shares will be the exercise price paid plus the amount of recognized ordinary income, and the Participant's holding period will commence on the date the shares are transferred. Special rules apply in the event all or a portion of the exercise price is paid in the form of shares of Common Stock of the Company. Other special rules may also apply to a Participant who is subject to Section 16 of the Exchange Act.

     The exercise of an Incentive Stock Option by payment of cash will generally have no immediate tax consequences to the Participant (except to the extent it is an adjustment in computing alternative minimum taxable income).
A Participant who disposes of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option after a certain holding period will generally realize long-term capital gain or loss equal to the difference between the amount realized upon the sale and the purchase price of the shares (i.e., the exercise price paid by the Participant). However, a Participant who disposes of shares acquired pursuant to exercise of an Incentive Stock Option prior to the expiration of such holding period will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock on the date of exercise (or the proceeds of the disposition, if less) over the exercise price. Special rules apply in the event all or a portion of the exercise price is paid in the form of shares of Common Stock of the Company

     With respect to Restricted Stock, the Participant will have ordinary income equal to the fair market value of the Restricted Stock on the date those shares are no longer subject to forfeiture, unless the Participant elects within 30 days of initial receipt of the Restricted Stock to include as ordinary income the fair market value of the shares on the date of issuance.

     Generally, to the extent a Participant recognizes ordinary income as described above, the Company (or the subsidiary of the Company for which the Participant performs services) will be entitled to a corresponding deduction, provided that, among other things (i) the amount deductible (I) is an ordinary, necessary and reasonable business expense; (II) is not an excess parachute payment within the meaning of Section 280G of the Code; and (III) is not disallowed by the $1.0 million limitation on certain highly compensated executive compensation pursuant to Section 162(m) of the Code; and (ii) any applicable reporting obligations are satisfied.

     Amendment and Termination. The Compensation Committee may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made more than every six months or which would (i) impair an Award without the consent of the Participant, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's Shareholders to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed or quoted.

     The Compensation Committee may amend the terms of any Award therefore granted, prospectively or retroactively, but no such amendment shall impair the rights of the Participant without his consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. The Compensation Committee may also substitute new Options for previously granted Options, including previously granted Stock Options having higher option prices.

     Subject to the above provisions, the Compensation Committee shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other factors necessary to administer the Plan in accordance with the intentions of the Company in establishing the Plan and to grant Awards which qualify for beneficial treatment under such rules without Shareholder approval.

     The table designated "New Plan Benefits" required under Item 10 of
Schedule 14A of the regulations promulgated under the Securities Exchange Act of 1934 is omitted because the benefits or amounts to be disclosed in such table are not presently determinable.

     Vote Required. Approval of the Plan requires approval by the holders of the majority of the shares of the Company's Common Stock present or represented and entitled to vote at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1996 EQUITY INCENTIVE PLAN.


         CONFIRMATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has proposed and recommends to the Shareholders confirmation of the appointment of the firm of KPMG Peat Marwick LLP ("KPMG"), certified public accountants, as independent auditors to conduct an audit of the financial statements of the Company for the fiscal year ending December 31, 1996, and to provide such other accounting services as may be considered necessary by the officers of the Company. KPMG has been the Company's auditor since 1984. Representatives of KPMG will be present at the meeting and shall have the opportunity to make a statement if they desire to do so, and respond to appropriate questions.

     Vote Required. Confirmation of appointment of the Independent Public Accountants requires approval by the holders of the majority of the shares of the Company's Common Stock present or represented and entitled to vote at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CONFIRMATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

                          NO DISSENTERS' RIGHTS

     There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the annual meeting.



                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 1995, is set forth in full in the Company's 1995 Annual Report to Shareholders which accompanies this Proxy Statement, and is incorporated herein by reference.

                           PROPOSALS OF SHAREHOLDERS

     Certain regulations of the Securities and Exchange Commission require that, in the event an eligible Shareholder of the Company timely notifies the Company of his intention to present a proper proposal for action at a forthcoming Shareholders' meeting, the Company include the proposal in its proxy statement, identify it in its form of proxy and provide the Shareholders an opportunity to vote in respect to the proposal. Any proposal which a Shareholder intends to present at the Company's 1996 Annual Shareholders' Meeting must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting not less than 120 days in advance of the release of such proxy statement and form of proxy. The Company's proxy statement and form of proxy are typically mailed to the Shareholders on or about April 14, and accordingly, proposals with respect to the May 20, 1997 annual meeting must be received no later than December 12, 1996.



                                OTHER BUSINESS


     Management knows of no business which will be presented for consideration other than the matters described in the Notice of Annual Meeting of Shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                                 ANNUAL REPORT


     The 1995 Annual Report of the Company, including audited financial statements is hereby incorporated in its entirety herein by reference and is being mailed with this Proxy Statement.

April l2, 1996

                             SIGNATURE INNS, INC.
                        250 East 96th Street, Suite 450
                            Indianapolis, IN 46240

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1996

To the Shareholders of
SIGNATURE INNS, INC.

     Notice is hereby given that the annual meeting of the Shareholders of Signature Inns, Inc. (the "Company"), will be held at the Ritz Charles, 12156 North Meridian Street, Carmel, Indiana 46032, on Tuesday, May 21, 1996, at 2:00 p.m., Local Time for the following purposes:

     1.  To consider and vote upon the election of three directors for three
     (3) year terms;

     2. To consider and vote upon a proposal to amend Article V and Article VI of the Company's Articles of Incorporation (the "Articles") to increase the number of authorized shares of its common stock (the
     "Common Stock") from 20,000,000 to 50,000,000 shares, to decrease the authorized shares of Preferred Stock from 20,000,000 to 5,000,000, and to revise the rights and preferences of the Preferred Stock;

     3. To consider and vote upon a proposal to approve the 1996 Equity Incentive Plan;

     4. To consider and vote upon the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the year ending December 31, 1996; and

     5. To consider and transact such other business as may properly come before the meeting, or any adjournments thereof.

     The Board of Directors has fixed the close of business on Tuesday, April 2, 1996, as the record date for the determination of Shareholders entitled to notice of and to vote at the annual meeting and any adjournments thereof. Only Shareholders of record at the close of business on that date will be entitled to vote. Holders of shares of the Company's common stock as of that date are entitled to vote upon all matters to be presented at the meeting.

     A form of proxy, being solicited by management on behalf of the Board of Directors, is enclosed.

     All Shareholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the meeting, the Board of Directors requests that you sign your proxy and mail it promptly in the enclosed postage guaranteed envelope. If you do attend the meeting, you may, of course, vote your shares even though you have sent in your proxy; or, if, at any time prior to actual exercise, you desire to revoke your proxy, you may do so. Approval of each of the matters set forth above requires the affirmative vote of a majority of outstanding shares present or represented and entitled to vote thereon.

                              By Order of the Board of Directors,



                              DAVID R. MILLER, Secretary

April 12, 1996



           PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD
             PROMPTLY IN THE ENCLOSED POSTAGE GUARANTEED ENVELOPE